UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 11, 2016

CHESS SUPERSITE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-55066	46-3621499
(State or other jurisdiction incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1131A Leslie Street, Suite 101, Toronto, Ontario, Canada M3C 3L8

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (647) 927-4644

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 –	Other Events

Item 8.01	Other Events

On July 11, 2016, the Company issued a press release announcing that it has completed its application for international patent protection for its online chess competition entitled “Choose Your Moves and Win” which utilizes an interface mechanics developed by the Company based on live chess broadcasts. A copy of the press release is attached as an exhibit to this Report and is incorporated herein by this reference.

Section 9 –	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release dated July 11, 2016

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESS SUPERSITE CORPORAITON

Dated: July 12, 2016	By:	/s/ Rubin Schindermann
Chief Executive Officer